UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2017 (December 30, 2016)
______________
MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
______________

Delaware (State of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification Number)
200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
As previously reported in the Current Report on Form 8-K filed by Molina Healthcare, Inc. (the “Company”) with the Securities and Exchange Commission on August 5, 2016, the Company entered into (a) that certain Asset Purchase Agreement, dated as of August 2, 2016 (the “Aetna APA”), by and between the Company and Aetna Inc. (“Aetna”), pursuant to which the Company agreed to purchase and acquire from Aetna certain of Aetna’s Medicare Advantage assets in exchange for cash pursuant to the terms and subject to the conditions set forth in the Aetna APA (the “Aetna Acquisition”) and (b) that certain substantially identical Asset Purchase Agreement, dated as of August 2, 2016 (the “Humana APA” and, together with the Aetna APA, the “Asset Purchase Agreements” and each, an “Asset Purchase Agreement”), with Humana Inc. (“Humana” and, together with Aetna, the “Sellers” and each, a “Seller”), pursuant to which the Company agreed to purchase and acquire from Humana certain of Humana’s Medicare Advantage assets in exchange for cash pursuant to the terms and subject to the conditions set forth in the Humana APA (the “Humana Acquisition” and, together with the Aetna Acquisition, the “Acquisitions” and each, an “Acquisition”).

Section 8.01(b) of each Asset Purchase Agreement provides, in relevant part, that if the closing of the applicable Acquisition (the “Closing”) has not occurred on or before December 31, 2016 (such date, as it may be extended, the “End Date”) then the Asset Purchase Agreement may be terminated at any time thereafter by the applicable Seller or the Company; provided that the End Date may be extended to and including August 31, 2017, if such Seller notifies the Company on or before December 31, 2016 of its election to extend the End Date to August 31, 2017. On December 30, 2016, and in accordance with Section 8.01(b) of the applicable Asset Purchase Agreement, each of the Sellers delivered written notice to the Company of such Seller’s election to extend the End Date to and including August 31, 2017.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	January 3, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary